PRINCIPLES OF CONSOLIDATION (Tables)	9 Months Ended
Sep. 30, 2017
PRINCIPLES OF CONSOLIDATION
Schedule of net revenue and net income, operating, investing and financing cash flows of VIEs

	Nine-month periods ended September 30,
	2016	2017
Net revenue	413,567	1,010,033
Net income (loss)	44,014	(9,024)
Net cash provided by (used in) operating activities	59,018	(20,925)
Net cash used in investing activities	(83,804)	(65,437)
Net cash provided by (used in) financing activities	277,018	(109,588)